UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report: February 16, 2011

Date of earliest event reported: February 15, 2011

CAMAC ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into A Material Definitive Agreement.

In connection with the acquisition transaction described in Item 2.01 of this Current Report, on February 15, 2011, CAMAC Energy Inc. (the “Company”) entered into the following agreements:

Limited Waiver Agreement

On February 15, 2011, the Company, CAMAC Petroleum Limited, a wholly-owned subsidiary of the Company (“CPL”), CAMAC Energy Holdings Limited (“CEHL”), CAMAC International (Nigeria) Limited (“CINL”), and Allied Energy Plc (formerly known as Allied Energy Resources Nigeria Limited) (“Allied,” and together with CEHL and CINL, “CAMAC”) entered into a Limited Waiver Agreement Relating to Purchase and Continuation Agreement (the “Limited Waiver Agreement”). Under the Limited Waiver Agreement, the Company and CPL agreed to waivers of certain conditions to closing under the Purchase and Continuation Agreement, dated December 10, 2010, among the Company, CPL, and CAMAC (the “Purchase Agreement”), permitting CAMAC to cure a certain lien (the “Lien”) and deliver certain data (the “Data”) within ten days of the closing of the Purchase Agreement. The Company also indefinitely waived the requirement that CAMAC deliver certain equipment and related materials. The parties agreed that if CAMAC fails to discharge the Lien and deliver the Data within ten business days of the closing of the Purchase Agreement, the Company may rescind and terminate the Purchase Agreement, subject to the approval of Nigerian AGIP Exploration Limited (“NAE”), and in any event elect to receive a refund with interest of the initial $5 million cash payment made in connection with closing or seek indemnification and other claims without regard to certain limitations on indemnification in the Purchase Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Limited Waiver Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 1.01.

Second Novation Agreement

On February 15, 2011, the Non-Oyo Contract Rights (as defined below) were assigned and assumed pursuant to a Second Agreement Novating Production Sharing Contract (the “Second Novation Agreement”) by and among Allied, CINL, Nigerian AGIP Exploration Limited (“NAE”), and CAMAC Petroleum Limited (“CPL”). The Second Novation Agreement provides for the novation of the Non-Oyo Contract Rights from CAMAC to CPL, a wholly-owned subsidiary of the Company, and consent to the novation by NAE, the operator under the PSC (as defined below). The Second Novation Agreement further provides for the continued waiver by NAE of its entitlement to “profit oil” in favor of Allied pursuant to Section 8.1(e) of the PSC, and that notwithstanding anything to the contrary contained in the PSC, the profit sharing allocation set forth in the PSC shall be maintained after the consummation of the Transaction.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Novation Agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

OML 120/121 Management Agreement

As previously disclosed, on April 7, 2010, Allied, CEHL and CPL entered into the Oyo Field Agreement (the “Supplemental Agreement”) to provide certain management rights relating to the Oyo Contract Rights. Under the Supplemental Agreement, the parties agreed that if any non-Oyo Field operating costs incurred prior to the date of the Supplemental Agreement exceeded $80,000,000, then Allied agreed to indemnify CPL for any decrease in CPL’s allocation of “profit oil” and “cost oil” from the Oyo Field from what would have otherwise been allocated to CPL in the absence of such prior non-Oyo Field operating costs in excess of $80,000,000. The Supplemental Agreement also provided that CAMAC would indemnify CPL for any negative effect on CPL’s share of “profit oil” in certain circumstances. The Supplemental Agreement was to expire when the Oyo Field had been abandoned and all applicable filing and reporting requirements relating to CPL’s interest in the Oyo Field had been satisfied or were no longer applicable.

On February 15, 2011, Allied, CEHL and CPL entered into the Amended and Restated Oyo Field Agreement Hereby Renamed OML 120/121 Management Agreement (the “Management Agreement”). Under the Management Agreement, the arrangements entered into pursuant to the Supplemental Agreement were extended to cover the entirety of OML 120/121 and that the indemnities described above with respect to non-Oyo Field operating costs provided for under the Oyo Field Agreement were removed.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Agreement and the OML 120/121 Management Agreement, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

The Registration Rights Agreement

On February 15, 2011, the Company and CAMAC entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) one or more registration statements covering the resale of any and all shares of the common stock of the Company issued to Allied under an option-based consideration structure pursuant to the Purchase Agreement described further in Item 2.01 of this Current Report (the “Shares”), in addition to providing certain “piggyback” and other registration rights to CAMAC with respect to the Shares issued, in each case, subject to certain limitations and conditions. Each registration statement must be filed within 15 days of the Company’s receipt of Allied’s election to receive Shares under the Purchase Agreement (subject to such notice being received within 15 days of the occurrence of a milestone under the Purchase Agreement). If any Shares are not covered by a registration statement within 90 days following the required filing date of the registration statement, then the Company is required to pay liquidated damages to CAMAC.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Related Party Transactions

Dr. Kase Lawal, the Company’s Non-Executive Chairman and member of the Board of Directors, is a director of each of CEHL, CINL, and Allied. Dr. Lawal also owns 27.7% of CAMAC International Limited, which indirectly owns 100% of CEHL, and CINL and Allied are each wholly-owned subsidiaries of CEHL. As a result, Dr. Lawal may be deemed to have an indirect material interest in the transaction contemplated by the Agreement.

The Company, or its officers, directors, certain principal stockholders, and other affiliates, and CAMAC are parties to the transactions or have the other relationships described in those certain Current Reports on Form 8-K filed by the Company with the SEC on November 23, 2009, March 8, 2010, April 13, 2010, April 21, 2010, May 20, 2010, July 29, 2010, September 8, 2010, October 12, 2010, December 13, 2010, February 4, 2011, Definitive Proxy Statements on Schedule 14A filed with the SEC on March 19, 2010 and June 16, 2010, Annual Report on Form 10-K/A filed with the SEC on April 30, 2010, and Quarterly Reports on Form 10-Q filed with the SEC on May 14, 2010, August 9, 2010, and November 9, 2010.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

On February 15, 2011, the Company closed its previously announced acquisition of all of the remaining interests (the “Transaction”) held by CAMAC in a Production Sharing Contract (the “PSC”) with respect to those certain Oil Mining Leases 120 and 121 (“OML 120/121”) granted to Allied by the Federal Republic of Nigeria with respect to oil and gas assets offshore of Nigeria (the “Non-Oyo Contract Rights”) pursuant to the Purchase Agreement. The Company previously acquired all of CAMAC’s interest with respect to that certain oilfield asset known as the Oyo Field (the “Oyo Contract Rights”) under the PSC in a transaction that closed in April 2010, and upon consummation of the acquisition of the Non-Oyo Contract Rights as contemplated under the Purchase Agreement, the Company has acquired CAMAC’s full interest in the PSC. The Purchase Agreement supersedes that certain Heads of Agreement entered into by the parties on October 11, 2010, as disclosed in, and filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2010.

In exchange for the Non-Oyo Contract Rights, the Company agreed to an option-based consideration structure and paid $5.0 million in cash to Allied upon the closing of the Transaction on February 15, 2011. The Company has the option to elect to retain the Non-Oyo Contract Rights upon payment of additional consideration to Allied as follows:

a.

First Milestone: Upon commencement of drilling of the first well outside of the Oyo Field under the PSC, the Company may elect to retain the Non-Oyo Contract Rights upon payment to CAMAC of $5 million (either in cash, or at Allied’s option, in Shares);

b.

Second Milestone: Upon discovery of hydrocarbons outside of the Oyo Field under the PSC in sufficient quantities to warrant the commercial development thereof, the Company may elect to retain the Non-Oyo Contract Rights upon payment to CAMAC of $5 million (either in cash, or at Allied’s option, in Shares);

c.

Third Milestone: Upon the approval by the Management Committee (as defined in the PSC) of a Field Development Plan with respect to the development of non-Oyo Field areas under the PSC, as approved by the Company, the Company may elect to retain the Non-Oyo Contract Rights upon payment to Allied of $20 million (either in cash, or at Allied’s option, in Shares); and

d.

Fourth Milestone: Upon commencement of commercial hydrocarbon production outside of the Oyo Field under the PSC, the Company may elect to retain the Non-Oyo Contract Rights (with no additional milestones or consideration required thereafter following payment in full of the following consideration) upon payment to Allied, at Allied’s option of (i) $25 million in Shares, or (ii) $25 million in cash through payment of up to 50% of the Company’s net cash flows received from non-Oyo Field production under the PSC.

If any of the above milestones are reached and the Company elects not to retain the Non-Oyo Contract Rights at that time, then all the Non-Oyo Contract Rights will automatically revert back to CAMAC without any compensation due to the Company and with CAMAC retaining all consideration paid by the Company to date.

The Purchase Agreement contained the following conditions to the closing of the Transaction: (i) CPL, CINL, Allied, and NAE must enter into a Novation Agreement in a form satisfactory to the Company and CEHL and that contains a waiver by NAE of the enforcement of Section 8.1(e) of the PSC (providing for the continued waiver by NAE of its entitlement to “profit oil” in favor of Allied), and that notwithstanding anything to the contrary contained in the PSC, the profit sharing allocation set forth in the PSC shall be maintained after the consummation of the Transaction; (ii) the Company, and CAMAC must enter into a registration rights agreement with respect to any Shares issued by the Company to Allied at its election as consideration upon the occurrence of any of the above-described milestone events, in a form satisfactory to the Company and CAMAC; and (iii) the Oyo Field Agreement, dated April 7, 2010, by and among the Company, CEHL and Allied, must be amended in order to remove certain indemnities with respect to Non-Oyo Operating Costs (as defined therein). In addition, CAMAC must deliver the Data and certain equipment to the Company in as-is condition. As described in Item 1.01 of this Current Report, the Company agreed to limited waivers of certain of these closing conditions under the Limited Waiver Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated by reference in this Item 2.01.

Further information regarding the Transaction is provided in Item 1.01 of this Current Report.

Item 7.01.   Regulation FD Disclosure.

On February 16, 2011, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing. The information set forth in, or in any exhibit to, this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Registration Rights Agreement, dated as of February 15, 2011, by and among CAMAC Energy Inc., CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited.

10.1

Limited Waiver Agreement Relating to Purchase and Continuation Agreement, dated as of February 15, 2011, by and among CAMAC Energy Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited.

10.2

Second Agreement Novating Production Sharing Contract, dated as of February 15, 2011, by and among Allied Energy Plc, CAMAC International (Nigeria) Limited, Nigerian AGIP Exploration Limited, and CAMAC Petroleum Limited.

10.3

Oyo Field Agreement, dated as of April 7, 2010, by and among CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, and Allied Energy Plc (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2010).

10.4

Amended and Restated Oyo Field Agreement Hereby Renamed OML 120/121 Management Agreement, dated as of February 15, 2011, by and among CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, and Allied Energy Plc.

10.5

Purchase and Continuation Agreement, dated as of December 10, 2010, by and among CAMAC Energy Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the SEC on December 13, 2010).

99.1	Press Release, dated February 16, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2011

CAMAC Energy Inc.

By: /s/ Byron A. Dunn
Byron A. Dunn
Chief Executive Officer

EXHIBITS

Exhibit	Description

4.1	Registration Rights Agreement, dated as of February 15, 2011, by and among CAMAC Energy Inc., CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited.

10.1

Limited Waiver Agreement Relating to Purchase and Continuation Agreement, dated as of February 15, 2011, by and among CAMAC Energy Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited.

10.2

Second Agreement Novating Production Sharing Contract, dated as of February 15, 2011, by and among Allied Energy Plc, CAMAC International (Nigeria) Limited, Nigerian AGIP Exploration Limited, and CAMAC Petroleum Limited.

10.3

Oyo Field Agreement, dated as of April 7, 2010, by and among CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, and Allied Energy Plc (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2010).

10.4

Amended and Restated Oyo Field Agreement Hereby Renamed OML 120/121 Management Agreement, dated as of February 15, 2011, by and among CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, and Allied Energy Plc.

10.5

Purchase and Continuation Agreement, dated as of December 10, 2010, by and among CAMAC Energy Inc., CAMAC Petroleum Limited, CAMAC Energy Holdings Limited, Allied Energy Plc, and CAMAC International (Nigeria) Limited (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the SEC on December 13, 2010).

99.1	Press Release, dated February 16, 2011.